UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number_811-825_______________________________________________

American Growth Fund, Inc.______________________________________________________________
(Exact name of registrant as specified in charter)

1636 N. Logan Street, Denver, CO 80203______________________________________________________
(Address of principal executive offices)
(Zip code)
(Name and address of agent for service)

Registrant’s telephone number, including area code: _303-626-0600_____________________________

Date of fiscal year end: _July 31, 2023______________________________________________________

Date of reporting period: _July 31, 2023_________________________________________________

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

This amendment is being made to better present data in the Management Letter, Actual Expenses (unaudited) and Hypothetical example for comparison purposes (unaudited) sections. The data itself was not changed.

AMERICAN GROWTH FUND

1636 Logan Street
Denver, Colorado 80203
800.525.2406
303.626.0600
303.626.0614 Fax

Series One
A AMRAX
B AMRBX
C AMRCX
D AMRGX

On January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer being sent by mail, unless you have specifically requested paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on the Fund's websites. You will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by contacting the Fund at (800) 525-2406, optin@americangrowthfund.com, or by contacting your financial intermediary directly.

You may elect to receive all future reports in paper free of charge. Your election to receive reports in paper will apply to all American Growth Fund, Inc. funds held directly or to all funds held thru your financial intermediary, as applicable.

Table of Contents

American Growth Fund, Inc Series One 1

President’s Letter 3

American Growth Fund, Inc. Performance Table 5

Review of Affiliated Company’s Expenses 6

American Growth Fund, Inc. Performance Charts 8

Statement of Investments 9

Allocation of Portfolio Assets 15

American Growth Fund, Inc. Financial Statements 16

Statement of Assets and Liabilities 16

Statement of Operations 18

Statement of Changes 19

American Growth Fund, Inc. Financial Highlights 20

American Growth Fund, Inc. Notes to Financial Statements 24

Summary of Significant Accounting Policies 24

Shares of Beneficial Interest 26

Realized and Unrealized Gain and Losses on Investments 27

Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties 27

Federal Income Tax Matters 27

Subsequent Events 28

Senior Derivative Rules 28

Fair vale determination and readily available market quotations 28

Report of Independent Registered Public Accounting Firm 29

American Growth Fund, Inc. Analysis of Expenses 30

American Growth Fund, Inc. Hypothetical example for comparison purposes 31

American Growth Fund, Inc. Notice to Shareholders 32

American Growth Fund, Inc. How to Obtain a Copy of the Fund’s Proxy Voting Records 32

American Growth Fund, Inc. Quarterly Filings on Form N-PORT 32

American Growth Fund, Inc. Information About Trustees and Officers 32

American Growth Fund, Inc. Board Approval of Investment Advisory Agreement 34

Dear Shareholders:

Your Investment Committee is pleased to deliver to you the American Growth Fund, Inc. Series One Annual Report for the year ended July 31, 2023.

About six months ago we discussed inflation and the burden that it had created on yourself and families in this country. The good news is the US inflation has slowed steadily from its four-decade peak last June, and it's expected to cool further thanks to easing car prices and rents. And if the US job market slows further, that could help bring it down even more.1

Unemployment has been fairly static this year ranging from 3.4 in January to 3.8 in August; a far cry better than the high of 14.7 in April of 2020. Still, your Investment Committee remains optimistic that that number may inch down a bit more. If that happens then we may see the best job market in the past decade. When you look at the unemployment rate as an average (January through December unemployment rates totaled then divided by 12) the best year we have had in the past ten years was 2022 with an average rate of 3.6. 2019 is close behind at 3.7. So far in 2023 we are averaging 3.6.2

CNN continues to bolster our confidence by stating “And while rising energy costs have pushed so-called headline inflation higher - the latest Consumer Price Index rose 3.7% in August from a year earlier, a faster pace than July's 3.2% annual rise - core inflation, which strips out volatile food and energy prices, decelerated to a 4.3% annual rate in August, slower than July's 4.7%. Altogether, the data is leading economists to predict that inflation will continue its slowdown in the months ahead.”1

Considering the Unemployment Rate and the Consumer Price Inex together, along with other factors, the Investment Committee feels that while inflation may increase a little, it would not increase much. In broad terms, an increase in the GDP is interpreted as a sign that the economy is doing well. When the GDP is growing strongly, employment is likely increasing and people have more money to spend or save.

Your Investment Committee is also keeping an eye on foreign markets. Overseas EU's executive body, the European Commission (EC), the Eurozone is expected to have an inflation rate of 5.6 percent this year, and 2.9 percent next year, according to a report published last week. The report indicated, however, that even with this decrease in inflation, the economy is expected to grow at a slower pace by 0.7 percent this year, and then 1.4 percent next year, compared to the 1.7 percent previously forecast.3

Implications from the Ukrainian/Russian war may be taking its toll on both economies. Russian central bank hikes rates to 13% and stated rates [could] stay high for “quite a long time.4 Poland, Slovakia and Hungary announced restrictions on imports from Ukraine on Friday after the European Commission decided not to extend a ban on sales within Ukraine's five EU neighbors, which also include Romania and Bulgaria.5 The world's second-largest economy, China, has been struggling after a brief post-COVID recovery, dragged by huge debt due to decades of infrastructure investment and a property downturn, posing risks not only to itself but also to the global economy. With 70% of household wealth tied up in the ailing property market, coupled with rising youth unemployment, weak consumption demand and the reluctance by depressed private firms to invest, policymakers have been fighting an uphill job in reviving growth.6

Your investment committee remains bullish on the tech sector. In particular we have been keeping an eye on the trends revolving around electronic vehicles including quicker charging times for the new batteries and advancements in artificial intelligence.

Investment Committee

The Investment Committee that manages your Fund is made up of three individuals, two of which are veterans of the securities industry, Mr. Timothy Taggart and Mr. Robert Fleck. Mr. Timothy Taggart joined the securities industry in 1985 and is registered as a General Securities Principal, Financial and Operations Principal, Registered Options Principal and Municipal Securities Principal. Mr. Robert Fleck also joined the securities industry in 1985. He has held a General Securities license and currently is an Investment Advisor Representative. Mr. Matthew Taggart is the third member of your investment committee and brings valuable insight to committee meetings.

Investment Strategy

Your Investment Committee uses a fundamental top-down approach to manage your portfolio. First, we look at the general economic outlook, then we look at the industries that we feel have the biggest growth potential in the current and upcoming economies. From that, our objective is to choose the best companies in those industries. Many of these companies are established, large cap (defined as companies with a market capitalization of $5 billion or more) securities many of which are household names that you may easily recognize.

Performance Overview

Series One is invested primarily in large cap, growth-oriented domestic common stocks. When you review the portfolio on the following pages you will note that the largest investment sector is Computer Software and Services at 16.38% of your portfolio, and the largest security in your portfolio is Fair Isaac & Company at $2,958,034 which provides decision-making solutions to clients in the financial services, telecommunications and retail industries.

Your American Growth Fund Series One Class A Shares delivered you a 5.02% return (this number includes a sales load of 5.75% as well as Fund expenses and change in Market Value), since July 31, 2022 through close of business on July 31, 2023. The Dow Jones Industrial Average posted a gain of 10.62% while the S&P 500 posted a gain of 13.02% for the same time period as listed above. A performance chart comparing all classes to the Standard and Poors 500 follows this letter.

On 3/1/96, Series One adopted a multi-class distribution arrangement to issue additional classes of shares, designated as Class A, Class B and Class C shares. Shares existing prior to 3/1/96 became Class D shares. Class A and Class D shares are subject to a maximum front-end sales charge of 5.75%, Class B shares are subject to a maximum contingent deferred sales charge of 5% and Class C shares are subject to a 1% contingent deferred sales charge within the first year of purchase. The Fund may incur 12b-1 expenses up to an annual maximum of .30 of 1% on its average daily net assets of its Class A shares, 1% of its average daily net assets of its Class B shares, and 1% of its average daily net assets of its Class C shares. Class D shares have no 12b-1 fees. Performance figures for Class D shares include the 5.75% initial sales charge and assume the reinvestment of income dividends and capital gain distributions.

Performance quoted for the period ending 7/31/2023 represents past performance and cannot be used to predict future results. The investment return and principal value of an investment will fluctuate so that the investor’s shares, when redeemed, may be worth more or less than their original cost. This material must be preceded or accompanied by a current prospectus. If you have not received, or need a current prospectus, please feel free to call for one at 1-800-525-2406. Please read the prospectus carefully before investing. For current performance figures please call 1-800-525-2406.

		5 years	10 years
Series One	1 year	annualized	annualized
Class D without load	11.81)%	6.66)%	8.97)%
Class D with load*	5.42)%	4.57)%	8.31)%
Class A without load	11.40)%	6.26)%	8.58)%
Class A with load*	5.02)%	4.18)%	7.92)%
Class B without load	9.69)%	4.04)%	7.43)%[1]
Class C without load	10.47)%	5.23)%	8.08)%[2]

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

1 Includes the B Share to A Share conversion after 7 years.

2 Includes the C Share to A Share conversion after 7 years.

Top 3 Performing Investments (The three stocks that contributed positively to the return are)

Investment	Industry	Percent Contribution to the Gain on the Portfolio for the year ended July 31, 2023	Individual Investment performance for the year ended July 31, 2023
Fair Isaac & Co.	Computer Software and Services	7.17)%	80.76)%
Apple	Computer Hardware	1.24)%	20.88)%
Nvidia Corp	Semiconductor	0.95)%	73.14)%

Bottom 3 Performing Investments (The three stocks that contributed negatively to the return are)

Investment	Industry	Percent Contribution to the Gain the Portfolio for the year ended July 31, 2023	Individual Investment performance for the year ended July 31, 2023
Intel Corp	Semiconductor	(0.31)%	(25.68)%
Amgen, Inc.	Biotechnology	(0.25)%	(6.24)%
Charter Communications Inc.	Cable TV	(0.24)%	(6.23)%

The investment sectors that had the most positive influence on your Series One portfolio were Computer Software and Services, Computer Hardware, and Semiconductor Capital Equipment. The investment sectors that had the most adverse effect on your portfolio were Biotechnology, Cable TV, and Health Care Plans.

The performance data quoted above is past performance, which does not guarantee future results. Current performance may be lower or higher than the performance data quoted. An investment’s return and principal value will fluctuate such that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Review of Affiliated Company’s Expenses

The Trust’s Audit Committee reviews, on a monthly and quarterly basis, the details of each expense incurred by the Trust in order to determine the appropriateness. These expenses are then presented to the Trust’s Board of Directors for review and approval at the next quarterly Board Meeting.

For the year ended July 31, 2023 the Trust paid to its affiliated companies, World Capital Brokerage, Inc. $6,344, Investment Research Corporation $229,237, and AGF Properties, Inc. $153,329 for services they provided to the Trust and its shareholders. These payments resulted in these affiliated companies earning profit or losses totaling World Capital Brokerage, Inc. $(728), Investment Research Corporation $(14,066), and AGF Properties, Inc. $(42,913).

Liquidity
As you are aware, Series One invests primarily in common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. Your Fund generally does not invest in illiquid securities. There are times where the Fund has sold shares of stock in order to pay for certain required services such as the annual audit performed by an independent outside auditor or legal fees. The Fund may also sell shares of stock when orders are placed to redeem shares. When either of these situations happen, your Investment Committee generally will first sell those holdings that they believe are currently, or in the future may, underperform in the market or, alternatively, they may sell holdings in sectors that the committee believes may over-weight that sector when looking at the portfolio as a whole to maintain or improve diversification.

As we look at these indicators of how our economy is doing, we generally continue to be cautiously optimistic. It is our hope that we will see continued growth in the upcoming months.

My staff and I are always available to discuss your account or answer any questions you may have. Please call our toll-free number, 800 525-2406 or, within Colorado, 303-626-0600. American Growth Fund wishes you A Good Future!

Sincerely,

Timothy E. Taggart
President
Investment Committee Member
American Growth Fund, Inc.

1. https://www.msn.com/en-us/news/other/us-inflation-is-expected-to-keep-slowing-here-s-why/ar-AA1gQoWt

2. https://data.bls.gov/timeseries/LNS14000000
3. https://www.msn.com/en-us/money/markets/the-percentage-of-expected-inflation-in-the-eu-for-this-year-has-been-reduced/ar-AA1gCSNP

4. https://www.reuters.com/markets/rates-bonds/russian-central-bank-hikes-key-interest-rate-13-2023-09-15/

5. https://www.msn.com/en-gb/news/world/farm-trade-dispute-creates-rift-between-ukraine-and-allies/ar-AA1gTIBc

6. https://www.reuters.com/markets/asia/china-2023-gdp-growth-forecast-cut-50-45-2024-economists-2023-09-12/

PERFORMANCE CHARTS (unaudited)
The following chart compare the change in value of a $10,000 investment in the American Growth Fund versus the Standard and Poors 500. Returns reflect a sales load for Class A and D while Class B and C are without a sales load.
Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Indices are unmanaged and generally do not reflect deductions for management fees. You cannot invest directly in an index. Current performance data to the most recent month end can be obtained by calling 1-800-525-2406.

*Includes a 5.75% sales charge based on a $10,000 initial purchase.

**Includes conversion to A Shares after 7 years.

Computer Software and Services Industry 16.38%

Fair Isaac Corp* ...…………………..……………………………...……………………………………...………..	3,530	$2,958,034)
(Provides decision-making solutions to clients in the financial services, telecommunications and retail industries.)

Diversified Company Industry 11.18%

Chemed Corp ...………………………………………………………………..……………………………………	3,020	1,573,692)
(Operates two wholly owned subsidiaries: VITAS Healthcare Corp., end of life hospice care, and Roto-Rooter, plumbing and drain cleaning services.)
Honeywell International, Inc. ……………………………………………………………………………..………..	2,291	444,752)
(A Diversified technology and manufacturing company, serving customers worldwide with aerospace products and services, control, sensing and security technologies for buildings, homes, and industry; turbocharges and automotive products; and specialty chemicals, electronic and advanced materials, and process technology for refining and petrochemicals.)
		2,018,444)

Semiconductor Capital Equipment 9.13%

Teradyne, Inc ...……………………………………………………………………………………………..………	14,600	1,648,924)
(The world's largest producer of automated test equipment for semiconductors.)

Computer Hardware 7.42%

Apple Inc. …………..………………………...............………………...………………	6,816	1,339,003)
(Designs, manufactures, & markets mobile communication & media devices, personal computers, & portable digital music plays, & sells a variety of related software, services, accessories, networking solutions, & third-party digital content.)

Application Software 5.58%

Microsoft Corporation …………..…………...............………………...………………………………………..…	3,000	1,007,760)
(Engaged in designing, manufacturing, selling devices, and online advertising. Its products include operating systems for computing devices, servers, phones and other devices.)

Computer & Peripherals Industry 4.76%

Cisco Systems .................................…..…………………………...…………………………………………..…	16,500	858,660)
(The leading supplier of high-performance inter-networking products.))

Railroad 4.56%

Canadian Pacific Railway, LTD. ......................…..………………..……………………………...…..…………	10,000	$822,900)
(A holding company that has railroad investments in the U.S., Mexico and Panama.)

Environmental Industry 4.08%

Waste Management ……………...............………………………………………………………..………………	4,500	737,055)
(The largest solid-waste disposal company in North America.)

Machinery Industry 4.07%

Middleby Corp* ...……………….………………………………………………………………………...…………	4,835	734,195)
(Develops, manufactures, markets and services equipment used for commercial food cooking, preparation, and processing.)

Cable TV Industry 3.81%

Charter Communications, Inc * ....…..……………………………...…………………………………..…………	1,700	688,823)
(Is a provider of cable services in the United States. The Company offers entertainment, information and communication solutions to residential and commercial customers.)

Biotechnology Industry 3.31%

Amgen Inc. …....……………………………………………………………………………………………………..	2,550	597,081)
(Utilizes biotechnology to develop human pharmaceutical products.)

Online Media 3.23%

Alphabet Inc. Class A* ……………..……...…….……………………………………………………….………….	4,400	583,968)
(Engaged in improving the ways people connect with information & products including Search, Android, YouTube, Apps, Maps & Ads. It also produces internet-connected home devices & provides internet services.)

Retail – Apparel & Specialty 3.09%

Tractor Supply Company …………….………………..……………………………………………………...……	1,300	$291,187)
(Is the largest operator of retail farm and ranch stores in the United States.)
Amazon* ………………………………………..……...………….…...…………………………………………….	2,000	267,360)
(Is among the world's highest-grossing online retailers, with $281 billion in net sales and roughly $365 billion in estimated physical/digital gross merchandise volume in 2019)
		558,547)

Transportation and Logistics 2.99%

Old Dominion Freight Line Inc. …………………………..……...………….……………………………..….…..	945	396,418)
(Is the fourth-largest less-than-truckload carrier in the United States, with more than 225 service centers and 6,900-plus tractors.)
JB Hunt Transportation ……..……………..…..……….…………….…………………………………………….	700	142,758)
(Its primary operating segments are intermodal delivery, which uses the Class I rail carriers for the underlying line-haul movement; dedicated contract services that provide customer-specific fleet needs; and highway brokerage.)
		539,176)

Semiconductor 2.33%

Nvidia Corp ….………..……...…………...............………………...……………………………………..……	900	420,561)
(Is a developer of graphics processing unit.)

Home Improvement Stores 2.11%

Home Depot Inc. (The) ….………..……...…………...............……………………………………………..……	1,140	380,578)
(Is a home improvement retailer. Its stores sell an assortment of building materials, home improvement and lawn and garden products and provide a number of services.)

Farm & Construction Machinery 1.91%

Caterpillar Inc. ….………..……...…………...............………………...……………………………………..……	1,300	344,721)
(Manufacturer of construction and mining equipment, diesel and natural gas engines, industrial gas turbines and diesel-electric locomotives. The Company is also a U.S. exporter.)

Insurance (Property and Causality) 1.37%

Markel Corp* …………..……………..……...………….…………….…………………………………..………..	100	$144,971)
(Markel Corp is engaged in the business of property and casualty insurance. It focuses primarily on specialty lines, such as executive liability to commercial equine insurance. It also invests in bakery equipment manufacturing and residential homebuilding.)
Selective Insurance Group Inc. ………….………………..………..…………………………………….….……	1,000	103,190)
(Is a holding company that offers property and casualty insurance products and services in United States.)
		248,161)

Chemicals 1.18%

Balchem Corporation ……………..……...…….…………………….……………………………………..……..	1,575	212,216)
(Is engaged in the development, manufacture and marketing of specialty performance ingredients and products for the food, nutritional, feed, pharmaceutical, medical sterilization and industrial markets.)

Business Services 1.15%

Paychex, Inc. .….………..……...…………...............………………...……………………………………..……	1,651	207,151)
(Is a provider of integrated payroll, human resources, insurance, and benefits outsourcing solutions for small- to medium-sized business in the United States.)

Telecommunication Services 1.14%

T-Mobile US, Inc.* ……..…………...............………………………..………………………….....………………	1,500	206,655)
(The firm provided nationwide service in major markets but spottier coverage elsewhere.)

Health Care Plans 1.07%

UnitedHealth Group Inc. ....…..…………………..……...…………………………………………………………	380	192,421)
(Is a diversified health care company in the United States.)

Industrial Products 0.82%

Eaton Corp PLC …………………..……...………….…...……………………….………………………………..	970	147,830)
(Provides power-management solutions to diversified industrial customers, including electrical transmission systems, lighting, hydraulics, aerospace fuel systems, and truck and auto powertrain systems.)

Health Care Providers 0.76%

HCA Healthcare Inc. …………….....……....………...............………………..........................................……	505	$137,769)
(It operates general acute care hospitals, psychiatric hospitals, and rehabilitation hospitals.)

Drug 0.74%

Johnson & Johnson ……………..……...…….…………………………………………………………….……..	796	133,354)
(Engaged in the research and development, manufacture and sale of products in the health care field within its Consumer, Pharmaceutical and Medical Devices, and Diagnostic business segments.)

Restaurants 0.73%

Starbucks Corporation …..………..……...…………...............………………...........................................…..	1,300	132,041)
(A roaster, marketer, & retailer of specialty coffee in the world, operating globally. It sells a variety of coffee & tea products. It sells goods and services under brands including Teavana, Tazo, and Seattle's Best Coffee.)

Medical Diagnostics & Research 0.61%

Thermo Fisher Scientific Inc …..…..…………...............……..……………………………….....………………	200	109,732)
(Sells scientific instruments and laboratory equipment, diagnostics consumables, and life science reagents.)

Total Common Stocks (cost $4,682,480) – 99.49%.……………………………………………………..…...	$ 17,965,761)

Total Investments, at Fair Value (cost $4,682,480) ………………….........................................……..	99.49)%	$ 17,965,761)
Other Assets, Less Liabilities ………………………………………………………………………………...…	0.51)%	$ 91,915)
Net Assets …………………………………………………………………………………………………………..	100.00)%	$ 18,057,676)

Portfolio by Industry as a Percentage of Total Net Asets (unaudited)

Computer Software and Services
Diversified Company
Semiconductor Capital Equipment
Computer Hardware
Application Software
Computer & Peripherals
Railroad
Environmental
Machinery
Cable TV
Biotechnology
Online Media
Retail - Apparel & Specialty
Transportation and Logistics
Semiconductor
Home Improvement Stores
Farm & Constuction Machinery
Insurance (Property and Causality)
Chemicals
Business Services
Telecommunication Services
Health Care Plans
Industrial Products
Health Care Providers
Drug
Resturants
Medical Diagnostics & Research
Other Assets, Less Liabilties
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%

Allocation of Portfolio Assets (unaudited)

(Calculated as a percentage of Net Assets)

July 31, 2023

Series One
Industry Breakdown
Computer Software and Services	16.38)%
Diversified Company	11.18)%
Semiconductor Capital Equipment	9.13)%
Computer Hardware	7.42)%
Application Software	5.58)%
Computer & Peripherals	4.76)%
Railroad	4.56)%
Environmental	4.08)%
Machinery	4.07)%
Cable TV	3.81)%
Biotechnology	3.31)%
Online Media	3.23)%
Retail - Apparel & Specialty	3.09)%
Transportation and Logistics	2.99)%
Semiconductor	2.33)%
Home Improvement Stores	2.11)%
Farm & Construction Machinery	1.91)%
Insurance (Property and Causality)	1.37)%
Chemicals	1.18)%
Business Services	1.15)%
Telecommunication Services	1.14)%
Health Care Plans	1.07)%
Industrial Products	0.82)%
Health Care Providers	0.76)%
Drug	0.74)%
Restaurants	0.73)%
Medical Diagnostics & Research	0.61)%

Total Investments …………………………………..…………..…..	99.49)%
Cash and Receivables, less Liabilities …………………………...	0.51)%
Total Net Assets ………………………………………..………..…	100.00)%

Statement of Assets and Liabilities, July 31, 2023

Series One
Assets:
Investments, at market value ………………………………………..……………………………………	$ 17,965,7611
Cash………………..……………….............……………………………………………………………….	132,625)
Receivables:
Shares of beneficial interest sold...........……………………………………………………………….	527)
Securities sold …………………………………………………………………………………………….	-)
Dividends and interest ..........................………………………………………………………………..	3,986)
Prepaid Expense ……............................………………………………………………………………..	10,120)
Other …………...………………………………………………………………………………………….	36)
Total assets………………………….………………………………………………………………………	18,113,055)
LIABILITIES:
Shares of beneficial interest redeemed.............................................................................................	27,012)
Securities purchased payable …………………………………………………………………………….	-)
Distribution fees.................................................................................................................................	13,183)
Due to Advisor...................................................................................................................................	15,184)
Total liabilities.......................................…………………………………………………………………..	55,379)
NET ASSETS……………………………………………………………………………………………….	$ 18,057,676)
COMPOSITION OF NET ASSETS:
Paid-in capital………………………………………………………………….……………………………	$ 3,972,447)
Distributable earnings (loss) ………………………………………………………………………………	14,085,229)
Net assets…………………………………………………………………………..……………………….	$ 18,057,676)

1 Cost of Investments for Series One was $4,682,480.

Statement of Assets and Liabilities, July 31, 2023 (continued)

NET ASSET VALUE PER SHARE:
Series One - Class A Shares:
Net asset value and redemption price per share (based on net assets of $9,380,640 and 1,439,988 shares of beneficial interest outstanding)	$6.51
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$6.91
Series One - Class B Shares:
Net asset value and redemption price per share (based on net assets of $271,424 and 56,463 shares of beneficial interest outstanding)	$4.81
Series One - Class C Shares:
Net asset value and redemption price per share (based on net assets of $1,298,836 and 246,063 shares of beneficial interest outstanding)	$5.28
Series One - Class D Shares:
Net asset value and redemption price per share (based on net assets of $7,106,776 and 1,004,767 shares of beneficial interest outstanding)	$7.07
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$7.50

Statement of Operations for the Year Ending July 31, 2023

SERIES ONE
INVESTMENT INCOME:
Dividends (Net of Foreign tax withholding of $818)…………………………..…….…………….	$ 166,515)
Interest …………………………………………….…...……………….……………………..………..	9)
Other ……………………………………………….…...……………….……………..……………….	719)
Total investment income……………………………………..…………………………..………………..	167,243)

EXPENSES:
Investment advisory fees (Note 4)…………………………………..………………………………….…	168,235)
Administration expenses (Note 4)……………………………………………………...…………………	197,955)
Transfer agent, shareholder servicing and data processing fees ………...………………………..…	48,043)
Accounting fees (Note 4)…………………………..……………………………………..………………..	29,879)
Rent expense (Note 4)....………..………………………………………………………..………………	125,314)
Custodian fees ..............…………………………………………………………………..………………	10,510)
Professional fees………………………………………………………………………….…………………	161,411)
Registration and filing fees (Note 1):………………………………………………………………………	19,675)
Distribution and service fees (Note 4):
Class A……………………………………………………………………………….……………..…...	26,260)
Class B……………………………………………………………………………….……………..…...	2,633)
Class C……………………………………………………………………………….……………..…...	13,053)
Directors fees (Note 4).……………………………………………………………………………..………	40,619)
Insurance ………………………………………………………………………………………	41,025)
Other expenses………………………………………………………………………………………...……	37,687)
Total expenses…………………………………………………………………………………………...…	922,299)

Net investment loss……………………………………………………….…………………………….…	$ (755,056)

REALIZED AND UNREALIZED GAIN OR LOSS ON INVESTMENTS:
Net realized gain on investments……………………………………………..……………….…..………	$ 1,002,502)
Net change in unrealized appreciation on investments…………..............................................……	1,666,017)
Net gain on investments…………………………………………………………………………………….	2,668,519)
Net increase in net assets resulting from operations……………………………………………………	$ 1,913,463)

Statement of Changes in Net Assets

Series One

	Year Ended July 31, 2023	Year Ended July 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment loss .……..………………………………………………………..…………………………….	$ (755,056)	$ (653,048)
Net realized gain on investments………….....…………………………………..…………………………....	1,002,502)	1,382,187)
Net change in unrealized appreciation/depreciation on investments ……………………………………...	1,666,017)	(3,449,580)
Net increase (decrease) in net assets resulting from operations …........................................................	1,913,463)	(2,720,441)

BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets resulting from beneficial interest transactions (Note 2):
Class A ……………………………………………………………..…………………………………………	69,041)	66,509)
Class B ……………………………………………………………..…………………………………………	6,927)	58,019)
Class C ……………………………………………………………..…………………………………………	(34,760)	201,574)
Class D ……………………………………………………………..…………………………………………	134,386)	459,265)
Net change in net assets derived from beneficial interest transactions……………………………………	175,594)	785,367)
Distribution to shareholders from distributable earnings:
Class A ……………………………………………………………..…………………………………………	(621,096)	(1,300,011)
Class B ……………………………………………………………..…………………………………………	(17,855)	(28,394)
Class C ……………………………………………………………..…………………………………………	(94,143)	(167,803)
Class D ……………………………………………………………..…………………………………………	(454,670)	(900,761)
Net change in net assets derived from distribution to shareholders ………………………………..……..	(1,187,764)	(2,396,969)

Total increase (decrease) ……………………………………………………………………………………....	901,293)	(4,332,043)
Net Assets - Beginning of year…...….…………………………….….........................................................	17,156,383)	21,488,426)
Net Assets - End of year[1]…....………………………………………...………………………………………..	$ 18,057,676)	$ 17,156,383)

Series One - Class A

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2023	2022	2021	2020	2019
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$6.24)	$8.11)	$6.70)	$6.02)	$5.28)
Income gain (loss) from investment operations:
Net investment loss[3] .………….……………………..……	(0.27)	(0.24)	(0.26)	(0.24)	(0.22)
Net realized and unrealized gain (loss) [3] ………………..	0.98)	(0.71)	1.86)	0.92)	0.96)
Total income gain (loss) from investment operations .…	0.71)	(0.95)	1.60)	0.68)	0.74)
Distributions:
Long-term capital gains distributions …..………………..	(0.44)	(0.92)	(0.19)	-)	-)
Total distributions ………………………………………….	(0.44)	(0.92)	(0.19)	-)	-)
Net Asset Value, End of Period ……………………….…	$6.51)	$6.24)	$8.11)	$6.70)	$6.02)
Total Return at Net Asset Value[1] ……………………...	11.4)%	(13.4)%	24.1)%	11.3)%	14.0)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$9,381)	$8,951)	$11,632)	$10,614)	$10,236)
Ratio to average net assets:
Net investment loss[3] …...……………………………...….	(4.56)%	(3.40)%	(3.46)%	(3.89)%	(4.10)%
Expenses[3]. ……..……..…………………………………...	5.55)%	4.36)%	4.42)%	5.08)%	5.44)%
Portfolio Turnover Rate[2] …………………………………..	3)%	3)%	4)%	0)%	7)%

Series One - Class B

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2023	2022	2021	2020	2019
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$4.68)	$6.21)	$5.31)	$4.94)	$4.48)
Income gain (loss) from investment operations:
Net investment loss[3] .………….……………………..……	(0.27)	(0.29)	(0.35)	(0.37)	(0.34)
Net realized and unrealized gain (loss) [3] ………………..	0.72)	(0.55)	1.44)	0.74)	0.80)
Total income gain (loss) from investment operations .…	0.45)	(0.84)	1.09)	0.37)	0.46)
Distributions:
Long-term capital gains distributions …..………………..	(0.32)	(0.69)	(0.19)	-)	-)
Total distributions ………………………………………….	(0.32)	(0.69)	(0.19)	-)	-)
Net Asset Value, End of Period ……………………….…	$4.81)	$4.68)	$6.21)	$5.31)	$4.94)
Total Return at Net Asset Value[1] ……………………...	9.6)%)	(15.1)%	20.7)%	7.5)%	10.3)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$271)	$254)	$265)	$167)	$169)
Ratio to average net assets:
Net investment loss[3] …...……………………………...….	(76.11)%	(5.56)%	(6.13)%	(7.49)%	(7.55)%
Expenses[3]. ……..……..…………………………………...	7.10)%	6.52)%	7.09)%	8.68)%	8.89)%
Portfolio Turnover Rate[2] …………………………………..	3)%	3)%	4)%	0)%	7)%

Series One - Class C

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2023	2022	2021	2020	2019
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$5.10)	$6.70)	$5.62)	$5.03)	$4.47)
Income gain (loss) from investment operations:
Net investment loss[3] .………….……………………..……	(0.26)	(0.26)	(0.27)	(0.25)	(0.23)
Net realized and unrealized gain (loss) [3] ……………..…	0.80)	(0.58)	1.54)	0.84)	0.79)
Total income gain (loss) from investment operations .…	0.54)	(0.84)	1.27)	0.59)	0.56)
Distributions:
Long-term capital gains distributions …..………………..	(0.36)	(0.76)	(0.19)	-)	-)
Total distributions ………………………………………….	(0.36)	(0.76)	(0.19)	-)	-)
Net Asset Value, End of Period ……………………….…	$5.28)	$5.10)	$6.70)	$5.62)	$5.03)
Total Return at Net Asset Value[1] ……………………...	10.6)%)	(14.3)%	22.8)%	11.7)%	12.5)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$1,299)	$1,296)	$1,480)	$1,589)	$1,578)
Ratio to average net assets:
Net investment loss[3] …...……………………………...….	(5.43)%	(4.44)%	(4.41)%	(4.80)%	(5.05)%
Expenses[3]. ……..……..…………………………………...	6.43)%	5.40)%	5.41)%	5.98)%	6.41)%
Portfolio Turnover Rate[2] …………………………………..	3)%	3)%	4)%	0)%	7)%

Series One - Class D

Six Months
Ended
	Year Ended
January 31,	July 31,
(unaudited)
	2023	2022	2021	2020	2019
Per Share Operating Data:
Net Asset Value,
Beginning of Period ………………………….……..…..	$6.74)	$8.73)	$7.18)	$6.42)	$5.61)
Income gain (loss) from investment operations:
Net investment loss .………….……………………..……	(0.27)	(0.23)	(0.25)	(0.23)	(0.21)
Net realized and unrealized gain (loss) [3] ………………..	1.07)	(0.76)	1.99)	0.99)	1.02)
Total income gain (loss) from investment operations .…	0.80)	(0.99)	1.74)	0.76)	0.81)
Distributions:
Long-term capital gains distributions ..…………………..	(0.47)	(1.00)	(0.19)	-)	-)
Total distributions ………………………………………….	(0.47)	(1.00)	(0.19)	-)	-)
Net Asset Value, End of Period ……………………….…	$7.07)	$6.74)	$8.73)	$7.18)	$6.42)
Total Return at Net Asset Value[1] ……………………...	11.9)%)	(13.1)%	24.5)%	11.8)%	14.4)%
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ……………….	$7,107)	$6,656)	$8,110)	$6,989)	$6,558)
Ratio to average net assets:
Net investment loss[3] …...……………………………...….	(4.14)%	(3.04)%	(3.11)%	(3.49)%	(3.75)%
Expenses[3]. ……..………..………………………………...	5.13)%	4.00)%	4.07)%	4.68)%	5.09)%
Portfolio Turnover Rate[2] …………………………………..	3)%	3)%	4)%	0)%	7)%

1. Summary of Significant Accounting Policies

American Growth Fund, Inc. Series One ("Series One") is registered under the Investment Company Act of 1940, as amended. Series One is a diversified, open-end management investment company. Series One follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.” Series One’s primary investment objectives are growth of capital. Series One’s investment advisor is Investment Research Corporation (IRC). Series One offers Class A, Class B, Class C, and Class D shares. Class D shares are available to shareholders of accounts established prior to March 1, 1996. Class A and Class D have a maximum sales charge (load) imposed on purchases (as a percentage of offering price) of 5.75%. Purchases of Class A and Class D shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase. Class B has a maximum deferred sales charge (Contingent Deferred Sales Charge) as a percentage of original purchase price or redemption proceeds, whichever is lower, for the first 2 years of 5%, 3rd & 4th years - 4%, 5th yr. - 3%, 6th yr. - 2%, 7th yr. - 1%. Class C has a maximum deferred sales charge as a percentage of original purchase price or redemption proceeds, whichever is lower, of 1% for the first year. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan and expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class.

Reclassifications - Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets nor net asset value per share. For the year ended July 31, 2023, the following reclassifications were made:

Series One
Distributable earnings (loss)	Paid-In Capital
$755,056	$(755,056)

Cash – During the ordinary course of business, the Funds hold cash balances at a major financial institution that are held to meet short-term liquidity requirements, rather than for investment purposes. The cash balances may exceed federally insured limits. The Funds have not experienced losses on these accounts, and management believes the Funds are not exposed to significant risks on such accounts.

Investment Valuation – Investment securities traded on the New York Stock Exchange or other stock exchange approved for this purpose by the board of directors will be valued on the basis of the closing sale thereof on such stock exchange, or, if such sale is lacking, at the mean between closing bid and asked prices on such day. If no bid and asked prices are quoted for such day or information as to New York or other approved exchange transactions is not readily available, the security will be valued by reference to recognized composite quotations or such other method as the board of directors in good faith deem will reflect its fair market value. Securities not traded on any stock exchange but for which market quotations are readily available are valued on the basis of the mean of the last bid and asked prices. Short-term securities are valued at the mean between the closing bid and asked prices or by such other method as the board of directors determines to reflect their fair market value. The board of directors in good faith determine the manner of ascertaining the fair market value of other securities and assets.

Allocation of Income, Expenses, Gains and Losses - Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes - No provision for federal income nor excise taxes have been made because the Fund intends to comply with the provisions of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the open tax year 2020-2022 and expected to be taken in the Fund's 2023 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Colorado State and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Classification of Distributions to Shareholders - The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

Security Transactions and Related Investment Income - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis which is the same basis used for federal income tax purposes.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuations – As described in note 1, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, represent the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used, as of July 31, 2023, in valuing the Fund’s assets carried at fair value:

Series One
Equity	Level 1	Level 2	Level 3	Total
Common Stock	$ 17,965,761	-	-	$ 17,965,761

The industry classifications of Level 1 investments are included in the Statement of Investments.

There were no transfers in to or out of Level 1, Level 2 or Level 3 for the year ended July 31, 2023. Transfers are recognized at the end of the reporting period.

2. Shares of Beneficial Interest

Series One has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the year ended		For the year ended
	July 31, 2023		July 31, 2022

	Shares	Amount	Shares	Amount
Series One - Class A:
Sold	106,140)	$ 649,328)	53,262)	$ 387,578)
Dividends and distributions Reinvested	85,655)	537,917)	150,465)	1,102,911)
Redeemed	(185,875)	(1,118,204)	(203,696)	(1,423,980)
Net increase	5,920)	$ 69,041)	31)	$ 66,509)
Series One - Class B:
Sold	11,079)	$ 48,298)	13,585)	$ 71,165)
Dividends and distributions Reinvested	3,397)	15,829)	4,223)	23,396)
Redeemed	(12,386)	(57,200)	(6,137)	(36,542)
Net increase	2,090)	$ 6,927)	11,671)	$ 58,019)

Series One - Class C:
Sold	33,954)	$ 189,687)	38,043)	$ 225,600)
Dividends and distributions Reinvested	17,059)	87,683)	25,684)	154,872)
Redeemed	(22,412)	(312,130)	(30,746)	(178,898)
Net increase	28,601)	$ (34,760)	32,981)	$ 201,574)
Series One - Class D:
Sold	10,515)	$ 77,711)	6,607)	$ 48,810)
Dividends and distributions Reinvested	63,402)	433,670)	107,974)	852,996)
Redeemed	(43,916)	(376,995)	(56,244)	(442,541)
Net increase	30,001)	$ 134,386)	58,337)	$ 459,265)

3. Realized and Unrealized Gains and Losses on Investments

The identified tax cost basis of investments for Series One at July 31, 2023 was $4,823,820. Net unrealized appreciation (depreciation) on investments for Series One of $13,141,941, based on identified tax cost as of July 31, 2023, was comprised of gross appreciation of $13,143,075 and gross depreciation of $1,134.

4. Underwriting, Investment Advisory Contracts, Service Fees and Other Related Parties

Under the investment advisory contract with IRC, the advisor receives annual compensation for investment advice, computed and paid monthly, for Series One equal to 1% of the first $30 million of the Fund's average annual net assets and 0.75% such assets in excess of $30 million. Series One pays their own operating expenses.

Class B and Class C shares each are subject to annual service and distribution fees of 1.00% of average daily net assets. Class A shares are subject to annual service and distribution fees no greater than 0.30% of average daily net assets.

For the year ended July 31, 2023 commissions and sales charges paid by investors on the purchase of Series One Class A and D shares totaled $10,376, of which $114, was retained by World Capital Brokerage, Inc. ("WCB"), an affiliated broker/dealer which serves as the underwriter and distributor of the Series One. Sales charges advanced to broker/dealers by WCB on sales of Series One Class B and C shares totaled $3,896, of which $0, was retained by WCB. For the year ended July 31, 2023, WCB received contingent deferred sales charges of $1,449 upon redemption of Class B and C shares, as reimbursement for sales commissions advanced by WCB upon the sale of such shares. No payments were made by Series One to WCB for brokerage commission on securities transactions.

Certain officers of Series One are also officers of WCB and IRC. For the year ended July 31, 2023, Series One paid directors' fees of $34,910, expenses of $5,709, and the audit chair $0 for review.

For the year ended July 31, 2023, under an agreement with IRC, Series One was charged $197,955, for the costs and expenses related to employees of IRC who provided administrative, clerical and accounting services to the Fund and $29,879, to provide the daily fund accounting services. In addition, Series One was charged $125,314, by an affiliated company of IRC for the rental of office space.

5. Federal Income Tax Matters

Dividends paid by Series One from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Series One distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocations. Accordingly, these permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified to paid-in capital.

At July 31, 2023, Series One for federal income tax purposes had no available capital loss carryover.

Net capital losses incurred after October 31, and within the taxable year, are deemed to arise on the first business day of Series One’s next taxable year.

At July 31, 2023, Series One did not have any post-October losses.

Series One had $1,187,764 & $2,396,969 of long term capital gain distributions paid during the years ended July 31, 2023 and 2022, respectively.

As of July 31, 2023 the components of accumulated gains (loss) on a tax-basis for Series One was as follows:

Long Capital Gains $ 943,288)

Unrealized appreciation (depreciation) 13,141,941)

Total accumulated gain (loss) $14,085,229)

6. Subsequent Events

In preparing these financial statements, the Fund evaluated and found no events and transactions for potential recognition or disclosure through the date these financial statements were issued.

7. Senior Derivative Rules – The fund has adopted rules regarding the engagement of utilizing derivatives. Currently the Fund does not utilize derivatives as an investment vehicle.

8. Fair value determination and readily available market quotations. – The fund has adopted rules regarding the fair value determination and has determined in accordance with the Fund’s Form N1-A these methodologies will be reviewed/tested in conjunction with the annual review of the Fund’s Form N1-A. For purposes of section 2(a)(41) of the Act (15 U.S.C. 80a-2(a)(41)), a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and the Shareholders of the
American Growth Fund, Inc. Series One

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the American Growth Fund, Inc. Series One, (the "Fund"), a series of American Growth Fund, Inc., including the statement of investments, as of July 31, 2023, the related statements of operations, changes in net assets, the related notes (collectively referred to as the "financial statements") and the financial highlights for the year then ended.

The statement of changes in net assets for the year ended July 31, 2022, and the financial highlights for each of the years in the four year period ended July 31, 2022, was audited by other auditors whose opinion dated September 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of July 31, 2023, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

Sanville & Company

This is the first year we have served as the Fund's auditor
Dallas, Texas
September 29, 2023

Analysis of Expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A and D shares or contingent deferred sales charges ("CDSC") with respect to Class B and C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The tables below are based on an investment of $1,000 invested on February 1, 2023 and held for the year ended July 31, 2023.

Actual expenses (unaudited)

This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

For the six months ended July 31, 2023 (February 1, 2023 to July 31, 2023)

	Actual Total
	Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid Expenses
	Sales Charges	Value	Value	The Period(2)
Class A	9.78)%	$1,000.00	$1,097.81	$54.45
Class B	9.57)%	$1,000.00	$1,095.67	$63.22
Class C	9.54)%	$1,000.00	$1,095.44	$62.44
Class D	9.95)%	$1,000.00	$1,099.53	$50.25

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A or D shares or the applicable Contingent Deferred Sales Charges ("CDSC") with respect to Class B or C Shares.

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 4.96%, 5.77%, 5.70% and 4.57% for the Fund’s Class A, B, C and D shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect a half a year period).

Hypothetical example for comparison purposes (unaudited)

The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance nor expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

For the six months ended July 31, 2023 (February 1, 2023 to July 31, 2023)

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid Expenses
	Return	Value	Value	The Period(2)
Class A	5.00%	$1,000.00	$1,050.59	$52.11
Class B	5.00%	$1,000.00	$1,050.11	$60.59
Class C	5.00%	$1,000.00	$1,049.79	$59.84
Class D	5.00%	$1,000.00	$1,049.77	$47.97

(2) Expenses are equal to the annualized expense ratio (after fee waivers) of 4.96%, 5.77%, 5.70% and 4.57% for the Fund’s Class A, B, C and D shares, respectively, multiplied by the average account value over the period multiplied by 181/365 (to reflect a half a year period).

NOTICE TO SHAREHOLDERS AT JULY 31, 2023 (UNAUDITED)

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2023

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-800-525-2406. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

Each Fund files form N-PORT on a quarterly basis which contains information on each Fund’s portfolio holdings. Each Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Each Fund’s Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information included in each Fund’s Forms N-PORT are also available by calling 1-800-525-2406.

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The day-to-day operations of the Fund are managed by its officers, subject to the overall supervision and control of the board of directors. The Fund´s Audit Committee meets quarterly and is responsible for reviewing the financial statements of the Fund.
The following information about the interested directors2 of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Timothy E. Taggart, 1636 N. Logan Street, Denver, CO DOB: October 18, 1953	President, Director and Treasurer	Since April 2004	Principal financial and accounting officer, employee of Adviser since 1983. See below for affiliation with Distributor.	1	Director of World Capital Brokerage, Inc. and Investment Research Corporation

The following information about the non-interested directors, officers and advisors of the Fund includes their principal occupations for the past five years:

Name, Address, and Age	Position(s) Held with Fund	Term of Office1 and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director for the Past Five Years
Eddie R. Bush, 1400 W. 122nd Ave., Suite 100, Westminster, CO DOB: December 31, 1939	Director, Audit Committee Chairman (financial expert), Lead Independent Director	Since September 1987	Certified Public Accountant	1	None
Darrell E. Bush, 2714 West 118th Ave, Westminster, CO DOB: February 19, 1971	Director	Since September 2013	Accountant	1	None
Michael L. Gaughan, 315 West 20th Street, Scottsbluff, NE DOB: November 29, 1967	Chief Compliance Officer and Secretary	Since September 2004	Employee of the Fund since 1995.	N/A	World Capital Brokerage, Inc. and Investment Research Corporation
Patricia A. Blum, 1636 N. Logan Street, Denver, CO DOB: June 27, 1959	Vice President	Since June 2013	Employee of the Fund since 2001.	N/A	World Capital Brokerage, Inc.

1. Trustees and officers of the fund serve until their resignation, removal or retirement.
2. Timothy Taggart is an "interested person” of the Fund as defined by the Investment Company Act of 1940 because of the following position which he holds.

Timothy Taggart is the sole shareholder, president and a director of Investment Research Corporation. He is also president and a director of World Capital Brokerage, Inc., the Distributor.
None of the above-named persons received any retirement benefits or other form of deferred compensation from the Fund. There are no other funds that together with the Fund constitute a Fund Complex.

The Fund's Statement of Additional Information includes additional information about the Fund's trustees and is available without charge upon request by calling 1-800-525-2406.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Meeting of the Board of Directors Held on November 17, 2022

At a regular meeting of the Board of Directors (the “Board”) held via video conference on November 17, 2022 (the “meeting”), the Board, assisted by legal counsel representing the American Growth Fund, Inc. and the Independent Directors, including a majority of the Directors who are not interested persons of the Board (the “Independent Directors”), considered the approval for another year of the investment advisory agreement (the “Agreement”) between Investment Research Corporation (the “Advisor”) and the Trust for Series One.

In connection with its review and approval of the Agreement for another year at the Meeting, the Independent Directors participating considered materials furnished by the Advisor, including information about, but not limited to, the Advisor’s personnel, operations and financial condition. The Independent Directors also submitted questions to the Advisor prior to the Meeting. At the Meeting, representatives from the Advisor, presented information to the Board regarding the Advisor and the Fund, discussed with the Independent Directors all information provided, and responded to questions from the Board.

Matters considered by the Board, including the Independent Directors, at the Meeting in connection with its re-approval of the Agreement included the following:

Performance. The Board reviewed the Fund’s investment performance reports, which compared the performance of the Fund with several other mutual funds with generally similar investment strategies, at least in part, over various time periods, as well as with relevant benchmarks, and discussed these reports with representatives of the Advisor. The Board considered the Fund’s comparative performance over short-term and longer-term time periods. The relative performance of the Series compared to peer funds and benchmarks over recent time periods comparable yet lagging returns on most data points but was deemed satisfactory given the nature of the Fund, did not reflect an unreasonable gap in performance and that the Advisor had presented substantive information which was discussed in length at the meeting including measures aimed at improving performance.

Costs of Services and Profitability. The Board reviewed and considered the contractual annual advisory fee paid by the Fund to the Advisor, in light of the extent and quality of the advisory services provided by the Advisor to the Fund. The Board received and considered information including a comparison of the Fund’s contractual advisory fee rate with those of peer funds. The Board also reviewed and considered the total expense ratio for the Fund, alongside comparative total expense ratio information for peer funds. In doing so, the Board also considered the relative size of the Fund compared to the peer funds.

In addition, the Board, including the Independent Directors, specifically considered the profits realized by the Advisor and its affiliates, based in part on the Advisor financial information presented at the meeting and information regarding amounts paid to the Advisor and its affiliates. The Board also reviewed "fall out" benefits realized by the Advisor and its affiliates arising from its relationship with the Trust, and the profitability of the Fund to the Advisor and its affiliates.

Nature, Extent, and Quality of the Services under the Investment Advisory Agreement. The Board received and considered information regarding the nature, extent, and quality of services provided to the Fund under the Agreement. The Trustees reviewed certain background materials supplied by the Advisor in its presentation, including its Form ADVs.

The Board reviewed and considered the Advisor’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by the Advisor and its affiliated entities. The Board also reviewed the research and decision-making processes utilized by the Advisor, including the methods adopted to seek to achieve compliance with the investment objective, and policies of the Fund.

The Board considered the background and experience of the Advisor’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the parties primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

Economies of Scale. After discussion, it was the consensus of the Board and the Independent Directors that the Fund had not reached an asset level where any material economies of scale were being realized by the Advisor that could be shared with the Fund. The Board discussed the economies of scale for the Fund and the fact that while economies of scale is not something that can be applied to the Fund now given the small asset bases, it would be revisited at a later date.

Other Benefits to the Advisor. The Board reviewed and considered any other incidental benefits derived or to be derived by the Advisor from its relationship with the Fund.

In reviewing the factors above, the Board concluded that no single factor was identified by the Directors to be determinative as the principal factor in whether to renew the Agreement. The Board concluded that:

(1) The nature and quality of services provided to the Fund and its shareholders by IRC were reasonable and adequate;

(2) The profitability of IRC and its affiliates from their relationships with the Fund was not unreasonable with respect to the Fund;

(3) There were no material economies of scale or other incidental benefits accruing to the Advisor in connection with its relationship with the Fund;

(4) Performance of the Fund, as addressed above; The Board considered substantive information which was discussed in length at the meeting regarding the lag in performance of the Fund, as well as, measures aimed at improving performance; and

(5) The Fund’s contractual advisory fee rate was within an acceptable range of the median for peer funds; The Board noted that while the Fund’s total expense ratio was generally greater than the median for peer funds, that is showed improvement and that higher expense ratios could be attributed in part to the disparities in relative fund sizes;

The Directors gave consideration to the circumstances, which positively affected its decision to reapprove the Investment Advisory Agreement.

Based on the Board’s’ deliberations and their evaluation of the information described above, the Directors, including all of the Independent Directors, concluded that the Advisor’s compensation for investment advisory services is consistent with the best interests of its shareholders and accordingly approved continuation of the Investment Advisory Agreement for an additional period.

TRANSFER AGENT: Fund Services, Inc., 8730 Stony Point Parkway, Stony Point Bldg. III - Suite # 205, Richmond, Va. 23235

CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

RETIREMENT PLAN CUSTODIAN: UMB Bank NA Investment Services Group, 928 Grand Blvd, Fifth Floor, Kansas City, MO 64106

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM: Sanville& Company, 325 N. St. Paul Street, Suite 3100, Dallas, TX 75201

LEGAL COUNSEL: K&L Gates LLP, 1601 K St NW, Washington, DC 20006

UNDERWRITER/DISTRIBUTOR: World Capital Brokerage, Inc., 1636 N. Logan Street, Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E Taggart President and Director

Eddie R Bush Director

Darrell E. Bush Director

Patricia A Blum Vice President

Michael L Gaughan Chief Compliance Officer

And Corporate Secretary

INVESTMENT ADVISORS

Investment Research Corporation

1636 N. Logan Street

Denver, CO 80203

OFFICERS AND DIRECTORS

Timothy E. Taggart President, Treasurer, and

and Corporate Secretary

Director

Michael L. Gaughan Vice President, Secretary

and Director

Patricia A. Blum Vice President

2022-07-31(a) – Series 1

ITEM 2 – Code of Ethics

The Fund has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Fund undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Growth Fund, Inc. at 800-525-2406 or to 1636 N. Logan Street, Denver, CO 80203.

ITEM 3 – Audit Committee Financial Expert

The Fund’s board has determined that Eddie R. Bush, CPA, a member of the Fund’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Fund’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fund:
a) Audit Fees:
2022 $46,200
2023 $46,200
b) Audit Related Fees:
2022 none
2023 none
c) Tax Fees:
2022 $6,200
2023 $6,200
d) All Other Fees:
2022 none
2023 none
e.1) Pre Approval of Audit and Non Audit Services. The Audit Committee will pre approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Fund and any non-audit services to the Fund's investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, as provided in Rule 2 01(c)(7)(ii) of Regulation S-X. The Audit

Committee Chair shall have the authority to grant preapproval and may delegate this authority to one or more Audit Committee members who are independent Directors as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.
e.2) 0.
f) none
g) Accountant
2022 $30,000
2023 $30,000
h) none

ITEM 5 – Audit Committee of Listed Funds

Not applicable to this Fund, insofar as the Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 8 – Portfolio Managers of Closed End Management Investment Companies

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed End Management Investment Company and Affiliated Purchasers

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Directors.

ITEM 11 – Controls and Procedures

(a) The Fund’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Fund’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Fund’s internal controls over financial reporting (as defined in Rule 30a 3(d) under the Investment Company Act of 1940) that occurred during the Fund’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the
Fund’s internal control over financial reporting.

ITEM 12 – Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this Fund, insofar as the Fund is not a closed end management investment company.

ITEM 13 – Exhibits

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2) The certifications required by Rule 30a 2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN GROWTH FUND, INC.

By/s/Timothy E. Taggart
Timothy E Taggart, President
Principal Executive and Principal Financial Officer
Date: 09/29/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By /s/Timothy E. Taggart
Timothy E. Taggart, President
Principal Executive and Principal Financial Officer
Date: 09/29/2023